EXHIBIT 10.8
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                [FORM OF STOCKHOLDER AGREEMENT]

          STOCKHOLDER AGREEMENT, dated as of October 21, 1998 (this "Agreement"), by and among (i) LaSalle Partners Incorporated, a Maryland corporation ("Parent"), (ii) the Person named as "Stockholder" on the signature page hereto and
(iii) if the Stockholder is not a natural person, the person named as "Related JLW Owner" on the signature page hereto.

          WHEREAS, as of the date hereof, Parent and the other parties named therein are entering into a Purchase and Sale Agreement (the "Europe/USA Region Agreement"), pursuant to which, among other things, Parent has the right (and may be required) to acquire all of the issued and outstanding capital stock or share capital, as applicable, of each of the Europe/USA Region Companies;

          WHEREAS, as of the date hereof, Parent, US
Acquisition Sub, US Acquisition Sub II and the other parties named therein are entering into a Purchase and Sale Agreement (the "Asia Region Agreement"), pursuant to which, among other things, US Acquisition Sub will acquire (except as otherwise set forth therein) all of the issued and outstanding share capital of each of the Asia Region Companies;

          WHEREAS, as of the date hereof, Parent, US
Acquisition Sub, Australia Acquisition Sub and the other parties named therein are entering into a Purchase and Sale Agreement (the "Australasia Region Agreement" and, together with the Europe/USA Region Agreement and the Asia Region Agreement, the "Purchase Agreements" and each, individually, a "Purchase Agreement"), pursuant to which, among other things, Australia Acquisition Sub and US Acquisition Sub will collectively acquire all of the issued and outstanding share capital of each of the Australasia Region Companies;

          WHEREAS, as of the date hereof, Parent and the Stockholder and, if applicable, the Related JLW Owner are entering into a Joinder Agreement (the "Applicable Joinder
Agreement"), pursuant to which, among other things, the Stockholder and, if applicable, the Related JLW Owner are agreeing to be bound by and subject to the terms of the applicable Purchase Agreement (the "Applicable Purchase
Agreement"); and

          WHEREAS, it is a condition to the consummation of the transactions contemplated by the Applicable Purchase Agreement and the Applicable Joinder Agreement that the Stockholder and, if applicable, the Related JLW Owner execute and deliver this Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, in the Applicable Joinder Agreement and in the other Operative Agreements to which the Stockholder and, if applicable, the Related JLW Owner are parties, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                           ARTICLE I

                          DEFINITIONS

          Section 1.1 Certain Terms. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Applicable Joinder Agreement or the Applicable Purchase Agreement. When used in this Agreement, the following terms shall have the meanings specified:

          "Additional Party Signature Page" means a signature page in the form attached hereto as Annex A.

          "beneficial ownership" shall have the meaning set forth under Rule 13d-3 promulgated by the SEC under the Exchange Act.

          "Board" means the entire board of directors of Parent, as constituted in accordance with Parent's By-laws from time to time.

          "Common Stock" means the common stock, $.01 par value per share, of Parent.

          "Consideration Shares" means any shares of Common
Stock received, or to be received, by the Stockholder pursuant to the Applicable Joinder Agreement, the Applicable Purchase
Agreement or the SCCA.

          "Controlled Affiliate" means any Person controlled, directly or indirectly, through one or more intermediaries, by the Stockholder or, if applicable, the Related JLW Owner.

          "Corporate Holder" shall have the meaning set forth in the definition of the term "Permitted Transfer."

          "DEL" means DEL-LPL Limited Partnership, a Delaware limited partnership, or DEL-LPAML Limited Partnership, a Delaware limited partnership, or both.

          "Exchange Act" means the Securities Exchange Act of
1934, as amended and from time to time in effect and any successor statute.

          "group" shall have the meaning set forth in Section
13(d)(3) of the Exchange Act.

          "JLW Registrable Securities" means, at any time, all Consideration Shares (and any shares of Common Stock received in respect of such Consideration Shares) issued pursuant to the Purchase Agreements and owned by current directors, officers and employees of Parent, or any direct or indirect Subsidiary thereof, who were partners, directors, officers or employees of the JLW Businesses.

          "Joinder Agreement" means the Joinder Agreement in the form attached as Annex A to the Europe/USA Region
Agreement, the Asia Region Agreement or the Australasia Region
Agreement, as applicable.

          "Partnership Holder" shall have the meaning set forth in the definition of the term "Permitted Transfer."

          "Permitted Transfer" means: (a) a Transfer of Consideration Shares between the Stockholder or, if applicable, the Related JLW Owner and any descendant of such Stockholder or, if the Stockholder is not a natural person, the Related JLW Owner; (b) a Transfer of Consideration Shares between the Stockholder or, if applicable, the Related JLW Owner and the spouse or surviving spouse of such Stockholder or, if such Stockholder is not a natural person, the Related JLW Owner or of any descendant of such Stockholder or Related JLW Owner; (c) a Transfer of Consideration Shares between the Stockholder or, if applicable, the Related JLW Owner and/or one or more of the Persons described in clauses (a) or (b) and any trust (a "Trust Holder") of which there are and continue to be, during the term of this Agreement, no beneficiaries other than such Stockholder or Related JLW Owner and/or one or more of the Persons described in clauses (a) and (b)( "Qualifying Beneficiaries") or, if the Stockholder is such a Trust Holder, between such Trust Holder and the Qualifying Beneficiaries of such Trust Holder; (d) a Transfer of Consideration Shares between the Stockholder or, if applicable, the Related JLW Owner and/or one or more of the Persons described in clauses (a) or (b) and any corporation or limited liability company (a "Corporate Holder") of which there are and continue to be, during the term of this Agreement, no stockholders (or other Persons holding any direct or indirect ownership interest therein) other than such Stockholder or Related JLW Owner and/or one or more of the Persons described in clauses (a) and (b) ("Qualifying Stockholders") or, if the Stockholder is such a Corporate Holder, between such Corporate Holder and the Qualifying Stockholders of such Corporate Holder; or (e) a Transfer of Consideration Shares between the Stockholder or, if applicable, the Related JLW Owner and/or one or more of the Persons described in clauses (a) or (b) and any general or limited partnership (a "Partnership Holder") of which there are and continue to be, during the term of this Agreement, no partners (or other Persons holding any direct or indirect ownership interest therein) other than such Stockholder or Related JLW Owner and/or one or more of the Persons described in clauses
(a) and (b) ("Qualifying Partners") or, if the Stockholder is such a Partnership Holder, between such Partnership Holder and its Qualifying Partners; it being understood, with respect to Transfers to any of the Persons described in clauses (c), (d) or (e), that the later sale or transfer of any direct or indirect beneficial or ownership interest therein (as applicable) would constitute an indirect Transfer of the Consideration Shares previously Transferred to such Person and shall be made only pursuant to and in accordance with the terms of this Agreement as if it were a direct transfer of Consideration Shares. No Permitted Transfer shall be valid or effective unless the proposed Permitted Transferee first agrees in writing to be bound by the terms of this Agreement as if it were a Stockholder by delivering a duly executed Additional Party Signature Page to Parent.

          "Permitted Transferee" means any Person who shall have acquired and who shall hold Consideration Shares pursuant to a Permitted Transfer.

          "Registrable Securities" means, at any time, the Consideration Shares (and any shares of Common Stock received in respect of such Consideration Shares) that are subject to this Agreement.

          "Regulation S" means Regulation S promulgated by the SEC under the Securities Act.
          "Related JLW Owner" means the person named as "Related JLW Owner" on the signature page hereto who is a director, officer, employee or partner of a JLW Partnership, Europe/USA Region Company, Asia Region Company, Australasia Region Company, or any of their respective Subsidiaries, and who owns or holds an interest, (beneficial or otherwise) direct or indirect, in the Stockholder, or through which such Stockholder will acquire Shares in the Integration.

          "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

          "SEC" means the United States Securities and Exchange
Commission.

          "Securities Act" means the Securities Act of 1933, as amended and from time to time in effect and any successor statute.

          "Stockholder" means the Person named as "Stockholder" on the signature page hereto and each Permitted Transferee thereof; it being understood that, for purposes of this definition, the term "Stockholder" shall include a Trustee solely in its capacity as trustee of a Trust Holder, and not in its individual capacity, unless such Trustee is independently a Stockholder or Related JLW Owner, or a Controlled Affiliate of the Stockholder or Related JLW Owner.

          "Transfer" means, with respect to Consideration Shares, any sale, assignment, pledge, hypothecation, encumbrance, gift or other disposition or transfer of such Consideration Shares in any manner whatsoever, direct or indirect, including without limitation by the merger, consolidation or sale of securities of the holder of such Consideration Shares or an entity which owns, directly or indirectly, a majority of the equity interest in such holder.

          "Trustee" means the trustee of a Trust Holder.

          "Trust Holder" shall have the meaning set forth in the definition of the term "Permitted Transfer."

          "Voting Securities" means (i) Common Stock
(including, without limitation, the Consideration Shares), (ii) any other securities of Parent entitled to vote generally for the election of directors of Parent and (iii) any securities of Parent convertible into or exchangeable for or exercisable for any Common Stock or such other securities.

          Section 1.2    Words in Singular and Plural Form.
Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.


                          ARTICLE II

                             TERM

          Section 2.1 Effectiveness of Agreement.  This
Agreement shall be effective upon the Closing of the transactions contemplated by the Purchase Agreements (the
"Effective Date").

          Section 2.2 Term of Agreement. This Agreement shall terminate on the date (the "Termination Date") that is the earliest to occur of (i) the first Business Day immediately following the fifth annual meeting of stockholders of Parent following the Effective Date, (ii) June 1, 2003 and (iii) such date as of which this Agreement has been terminated by mutual agreement of Parent and the Stockholder.


                          ARTICLE III

                           COVENANTS

          Section 3.1 Covenants. During the period commencing on the Effective Date and ending on the Termination Date (the "Covenant Period"), each of the Stockholder and, if applicable, the Related JLW Owner shall not, and shall cause each of their respective Controlled Affiliates not to, directly or indirectly:

               (a) make, or in any way cause or participate in, any "solicitation" of "proxies" (as such terms are defined or used in Rule 14a-1 promulgated under the Exchange Act) with respect to Parent, become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 promulgated under the Exchange Act) with respect to Parent, or seek to advise, encourage or influence any person or entity with respect to the voting of any Voting Securities, or execute any written consent with respect to Parent or any Voting Securities (except as otherwise permitted or required by this Agreement);

               (b) (i) initiate, propose or otherwise solicit (or participate in the solicitation of) stockholders for the approval of one or more stockholder proposals with respect to Parent, as described in Rule 14a-8 promulgated under the Exchange Act or otherwise, (ii) induce or attempt to induce any other individual or entity to initiate, propose or solicit any such stockholder proposal, or (iii) seek election to or seek to place a representative on the Board, except as permitted by this Agreement or the Applicable Joinder Agreement;

               (c)  in any manner, agree, attempt, seek or
propose (or make any request for permission) to deposit any Voting Securities, directly or indirectly, in any voting trust or similar arrangement or to subject any Voting Securities to any other voting or proxy agreement, arrangement or understanding, except as permitted or required by this Agreement, provided that this Section 3.1(c) shall not prohibit any such arrangement solely among the Stockholder and, if applicable, the Related JLW Owner and/or one or more Controlled Affiliates, Qualifying Beneficiaries, Qualifying Stockholders or Qualifying Partners thereof, provided, further, that the Stockholder and, if applicable, the Related JLW Owner shall, and shall cause each of their respective Controlled Affiliates to, comply with the other covenants and agreements contained herein;

               (d) form, join or in any way participate in a group, act in concert with any other person or entity or otherwise take any action or actions which would cause it to be deemed a "person" (for purposes of Section 13(d) of the Exchange Act) with respect to any Voting Securities of Parent, provided that this Section 3.1 (d) shall not prohibit any such arrangement solely among the Stockholder and, if applicable, the Related JLW Owner and/or one or more Controlled Affiliates, Qualifying Beneficiaries, Qualifying Stockholders or Qualifying Partners thereof, provided, further, that the Stockholder and, if applicable, the Related JLW Owner shall, and shall cause each of their respective Controlled Affiliates to, comply with the other covenants and agreements contained herein;

               (e) participate in or encourage the formation of any group (i) which owns, seeks or offers to acquire beneficial ownership of any securities of Parent or rights to acquire such securities or (ii) which seeks or offers to affect control of Parent for the purpose of circumventing any provision of this Agreement or Section 1.9 of the Purchase Agreements, provided that Section 3.1(e)(i) hereof shall not prohibit any such arrangement solely among the Stockholder and, if applicable, the Related JLW Owner and/or one or more Controlled Affiliates, Qualifying Beneficiaries, Qualifying Stockholders or Qualifying Partners thereof, provided, further, that the Stockholder and, if applicable, the Related JLW Owner shall, and shall cause each of their respective Controlled Affiliates to, comply with the other covenants and agreements contained herein;

               (f) (i) solicit, seek or offer to effect, (ii) negotiate with or provide any information to any party with respect to, (iii) make any statement or proposal, whether written or oral, either alone or in concert with others, to the Board, or to any director or to any other legal or beneficial owner of Voting Securities of Parent with respect to, or (iv) otherwise make any public announcement, proposal, offer or filing under the Exchange Act, any similar statute or otherwise, or take action to cause Parent to make any such announcement, proposal, offer or filing with respect to:
(A) any form of business combination or similar transaction involving Parent (other than transactions contemplated by this Agreement, the Purchase Agreements and the other Operative Agreements (as defined in each of the Purchase Agreements)) or any Subsidiary thereof, including, without limitation, a merger, tender or exchange offer or liquidation of Parent's assets, (B) any form of restructuring, recapitalization or similar transaction with respect to Parent or any Subsidiary thereof, including, without limitation, a merger, tender or exchange offer involving Parent or any Subsidiary thereof or liquidation of Parent's assets, (C) any disposition of all or substantially all of the assets of Parent, (D) any request to amend, waive or terminate any of the provisions of this Section
3.1 or (E) any proposal or other statement inconsistent with the terms of this Agreement; provided, that nothing contained in this Section 3.1(f) shall be construed to prevent the Stockholder or, if applicable, the Related JLW Owner (1) from doing any of the foregoing in his or her capacity as an employee, officer or director of Parent or any Subsidiary of Parent (subject to the direction and control of the Board and any officer of Parent or such Subsidiary to which such Stockholder or, if applicable, the Related JLW Owner reports in his or her capacity as such an officer or employee) or (2) acting in his or her capacity as an employee, officer or director of Parent or any Subsidiary of Parent, from participating in, or otherwise seeking to affect (x) the outcome of discussions and votes of the Board with respect to matters coming before it or (y) decisions made or policies formulated in connection with the management and operation of the business of Parent, Parent's Subsidiaries and Affiliates, and any divisions thereof;

               (g) take any action challenging the validity or enforceability of any covenant or agreement contained in this Agreement; or

               (h)  instigate, advise, assist, encourage or
finance (or assist or arrange financing to or for) any Person in connection with any of the foregoing.

Notwithstanding the foregoing, any action taken by the Shareholder's Representatives pursuant to and in accordance with the terms and conditions of the SCCA shall be deemed not, in any such event, to be prohibited by this Agreement.

                          ARTICLE IV

                     TRANSFER RESTRICTIONS

          Section 4.1 Restrictions on Transfer.

               (a)  During the period commencing on the
Effective Date and ending on the first anniversary thereof (the "No Sale Period"), neither the Stockholder nor, if applicable, the Related JLW Owner shall effect or permit any Transfer of any Consideration Shares owned by the Stockholder, except:

                         (i)  any Permitted Transfer;

                         (ii) the Stockholder or such
Related JLW Owner, as the case may be, shall be permitted to pledge or grant a security interest in any or all Consideration Shares owned by the Stockholder or the Related JLW Owner to a bona fide financial institution as security for a bona fide loan made to the Stockholder or such Related JLW Owner by such financial institution; provided, that, prior to any such pledge or the grant of any such security interest during the No Sale Period, such financial institution shall agree in writing that such financial institution shall not be entitled to foreclose or otherwise realize upon such Consideration Shares prior to the end of the No Sale Period unless (A) such financial institution (i) retains such Consideration Shares until the end of the No Sale Period and (ii) agrees in writing that such Consideration Shares shall remain subject to this Agreement, or
(B) such financial institution forecloses upon and sells such Consideration Shares in the ordinary course of business to an unrelated third-party who first agrees in writing to be bound by the terms of this Agreement as if such Person was a Stockholder by delivering a duly executed Additional Party Signature Page to Parent;

                         (iii)     any Transfer to one or
more Shareholders or Other Shareholders (as such terms are defined in the Applicable Purchase Agreement) or a Permitted Transferee thereof pursuant to and in accordance with the terms and conditions of the Applicable Joinder Agreement and the SCCA;

                         (iv) pursuant to any tender or
exchange offer made pursuant to Section 14(d) of the Exchange Act, with respect to which the Board does not recommend that stockholders of Parent reject such offer (it being understood that the Stockholder or such Related JLW Owner, as the case may be, may not tender any such Consideration Shares pursuant to such tender or exchange offer until Parent has publicly taken a position with respect to such offer or has stated that it will remain neutral or is unable to take a position with respect thereto, in accordance with Rule 14e-2 of the Exchange Act, any successor regulation or otherwise);

                         (v)  pursuant to (A) a merger or
consolidation in which Parent is acquired or the Consideration Shares held by the Stockholder or such Related JLW Owner are automatically converted or exchanged, (B) a sale of all or substantially all of Parent's assets to another Person or (C) any other Transfer approved by the Board;

                         (vi) pursuant to any
registration statement filed by Parent on the Stockholder's behalf; or

                         (vii)     to Parent or any
Subsidiary thereof.

               (b) Following the No Sale Period, neither the Stockholder nor, if applicable, any Related JLW Owner shall effect or permit any Transfer of any Consideration Shares owned by such Stockholder pursuant to any tender or exchange offer made pursuant to Section 14(d) of the Exchange Act, if the Board has recommended that stockholders of Parent reject such offer, and which recommendation has not been withdrawn (it being understood that the Stockholder or such Related JLW Owner, as the case may be, may not tender any such Consideration Shares pursuant to such tender or exchange offer until Parent has publicly taken a position with respect to such offer or has stated that it will remain neutral or is unable to take a position with respect thereto, in accordance with Rule 14e-2 of the Exchange Act, any successor regulation or otherwise).

               (c) Following the No Sale Period, unless the Stockholder or, if applicable, such Related JLW Owner Transfers Consideration Shares pursuant to the provisions of Rule 144(f) or on a bona fide sale transaction on a foreign securities exchange that would otherwise comply with paragraph (f) of Rule 144, if such paragraph of such rule were applicable to such sale, the Stockholder or such Related JLW Owner, as the case may be, shall take all reasonable actions to assure that no Transfer of Consideration Shares is effected if, after such Transfer, any Person (together with such Person's Affiliates and the members of any group to which such Person is a member) who acquires such Consideration Shares will own, or would reasonably be expected to own, beneficially or of record, directly or indirectly, Voting Securities representing 5% or more of the total then outstanding Voting Securities.

               (d) Notwithstanding anything to the contrary contained herein, following the No Sale Period, unless Consideration Shares are Transferred in a bona fide sale transaction to a Person as to which the Stockholder or such Related JLW Owner, if any, does not have (i) a greater than five percent (5%), direct or indirect, financial, beneficial or ownership interest or a familial relationship or (ii) the right, directly or indirectly, to direct or control the voting or disposition of such Consideration Shares held by such Person, it shall be a further condition to any such Transfer that the proposed transferee be (a) one or more Shareholders or Other Shareholders (as such terms are defined in the Applicable Purchase Agreement) or a Permitted Transferee thereof pursuant to and in accordance with the terms and conditions of the Applicable Joinder Agreement and the SCCA or (b) a Permitted Transferee of the transferor; provided that such Stockholder shall be entitled to make a bona fide gift to a legitimate charitable institution (a "Charitable Transferee"), if such Stockholder has no direct or indirect financial, beneficial or similar interest in such Charitable Transferee and such proposed Charitable Transferee first agrees in writing to be bound by the terms of this Agreement as if it were a Stockholder by delivering a duly executed Additional Party Signature Page to this Agreement.

               (e) Notwithstanding anything to the contrary contained herein, neither the Stockholder nor, if applicable, such Related JLW Owner shall effect or permit any Transfer of any Consideration Shares owned by the Stockholder during or after the No Sale Period, except in accordance with Section 3.2 of the Applicable Joinder Agreement, the terms of which are incorporated herein by reference, or pursuant to an effective registration statement under the Securities Act.

          Section 4.2 Notice of Sale; Attempted Transfers Void.

The Stockholder or, if applicable, the Related JLW Owner shall give Parent prompt notice of any Transfer of any Consideration Shares held by the Stockholder or such Related JLW Owner. Any attempted Transfer of Consideration Shares in violation of the provisions of this Agreement shall be null and void and of no force or effect, and the Consideration Shares subject to such attempted Transfer shall remain subject to this Agreement. Prior to any such attempted Transfer, the Stockholder shall furnish, or cause to be furnished, to Parent evidence reasonably satisfactory to Parent that such Transfer is being made in compliance with the applicable provisions of this Agreement.

          Section 4.3 Legend and Stop Transfer Order. To assist in effectuating the provisions of this Agreement, the Stockholder and, if applicable, the Related JLW Owner hereby consent (i) to the placement of the legends set forth in
Section 3.2 of the Applicable Joinder Agreement on all certificates representing Consideration Shares owned, of record or beneficially, by such Stockholder or Related JLW Owner, until such Consideration Shares are no longer subject to the terms of this Agreement or such legends are no longer required by or can be removed in accordance with the above-referenced section of the Applicable Joinder Agreement and (ii) to the entry of stop transfer orders with Parent's transfer agent against the Transfer of the Consideration Shares held by the Stockholder or such Related JLW Owner, as the case may be, except in compliance with the requirements of this Agreement, the Applicable Joinder Agreement and the other Operative Agreements.


                           ARTICLE V

                            VOTING

          Section 5.1 Obligation to be Counted for Quorum. During the Covenant Period, the Stockholder and, if applicable, the Related JLW Owner (with respect to any Voting Securities for which such Related JLW Owner has voting power) shall be (and shall cause each Controlled Affiliate thereof that holds Voting Securities to be) present, in person or by proxy (and without further action Parent and the Stockholder and, if applicable, such Related JLW Owner hereby agree that the Stockholder and/or such Related JLW Owner, as the case may be, shall be deemed to be present), at all meetings of stockholders of Parent at which one or more of the matters described in
Section 5.2 or 5.3 hereof is to be submitted to a vote of the stockholders of Parent so that all Voting Securities owned, beneficially or of record, by the Stockholder or such Related JLW Owner (or any such Controlled Affiliates) may be counted for purposes of determining the presence of a quorum at such meetings; provided, that with respect to meetings at which any action is proposed to be taken regarding matters other than for which the irrevocable proxy granted pursuant to Section 5.2 or
5.3 hereof is applicable, the Stockholder or such Related JLW Owner, as the case may be, shall be deemed not to be in breach of this Section 5.1 with respect to any such meeting if (a) Parent shall fail to give the Stockholder or such Related JLW Owner timely and proper notice of such meeting together with
(i) a form of proxy appointing one or more persons designated by the Board to act as proxy for the Stockholder or such Related JLW Owner and (ii) instructions for the execution of such proxy by the Stockholder or such Related JLW Owner and return of such proxy by ordinary mail, or (b) if the Stockholder or such Related JLW Owner executes and returns such proxy in accordance with such instructions, the person or persons appointed to act for the Stockholder or such Related JLW Owner in such proxy shall fail for any reason to attend such meeting on behalf of the Stockholder or such Related JLW Owner and be counted for purposes of determining the presence of a quorum.

          Section 5.2 Maintenance of Board Composition. During the Covenant Period, the Stockholder and, if applicable, the Related JLW Owner (with respect to any Voting Securities for which such Related JLW Owner has voting power) agrees to take (and to cause each Controlled Affiliate thereof that holds Voting Securities to take) any and all Necessary Action (as defined below) so as to cause (and in accordance with Section 2-507 of the General Corporation Law of Maryland hereby grants to the individual serving from time to time as the corporate secretary of Parent an irrevocable proxy during the Covenant Period to vote any shares of Voting Securities held by the Stockholder or such Related JLW Owner, as the case may be, for the purpose of causing) the composition of the Board to be as set forth in Section 1.9 of the Purchase Agreements.
"Necessary Action" for the purposes hereof means any and all actions within the Stockholder's or such Related JLW Owner's (or such Controlled Affiliate's) power and authority as a stockholder of Parent or, if applicable, as a director or officer of Parent, subject to any applicable fiduciary or legal limitations, which actions may include (subject to the foregoing limitations): (a) providing written consents with respect to, the Voting Securities for which such Stockholder or such Related JLW Owner (or such Controlled Affiliate) has voting power, (b) calling special meetings of the stockholders of Parent or, if applicable, the Board, (c) waiving notice with respect to such meetings, (d) attending meetings of stockholders (either in person or by proxy) or, if applicable, the Board (either in person or by conference telephone), (e) acting to fill vacancies in directorships on the Board and (f) voting in favor of any required amendments to the Articles of Incorporation or Bylaws of Parent; provided that the Stockholder or such Related JLW Owner, as the case may be, shall be deemed not to be in breach of any requirement of this
Section 5.2 with respect to attending or voting at any meeting of the stockholders of Parent if (x) Parent shall fail to give the Stockholder or such Related JLW Owner timely and proper notice of such meeting together with (1) if the proxy described above is not applicable, a form of proxy appointing one or more persons designated by the Board to act as proxy for the Stockholder or such Related JLW Owner and (2) instructions for the execution of such proxy by the Stockholder or such Related JLW Owner and return of such proxy by ordinary mail, or (y) if the Stockholder or such Related JLW Owner executes and returns such proxy in accordance with such instructions, the person or persons appointed to act for the Stockholder or such Related JLW Owner in such proxy shall fail for any reason to attend such meeting or exercise the voting power granted pursuant to such proxy.

          Section 5.3 Voting by the Stockholder. During the Covenant Period, the Stockholder and, if applicable, the Related JLW Owner (with respect to any Voting Securities for which such Related JLW Owner has voting power) agrees to vote (and to cause each Controlled Affiliate thereof that holds Voting Securities to vote) all Voting Securities with respect to which the Stockholder or such Related JLW Owner (or such Controlled Affiliate) has voting power (and in accordance with
Section 2-507 of the General Corporation Law of Maryland hereby grants to the individual serving from time to time as the corporate secretary of Parent an irrevocable proxy during the Covenant Period to vote any share of Voting Securities held by the Stockholder or such Related JLW Owner, as the case may be) in accordance with the recommendation or direction of the Board on all matters (a) submitted to the vote of stockholders of Parent which have been proposed by any stockholder or stockholders, as to which the Board has recommended against approving (and such recommendation has not been withdrawn or changed to a recommendation for approval) or (b) relating to any merger or consolidation involving Parent, any sale of all or substantially all of Parent's assets or any similar transactions, as to which the Board has recommended against approving (and such recommendation has not been withdrawn or changed to a recommendation for approval).

                          ARTICLE VI

                      REGISTRATION RIGHTS

          Section 6.1 Incidental Registration. During the Covenant Period, if Parent proposes to file a registration statement under the Securities Act with respect to an offering for its own account or for the account of others of any class of Voting Security (other than a registration statement (i) on Form S-4 or S-8 (or any successor form), or (ii) filed in connection with an exchange offer or an offering of securities solely to Parent=s then existing stockholders), then, at the sole discretion of the Board, Parent may (unless Parent is registering shares of Voting Securities owned by current directors, officers and employees of Parent who were partners in DEL ("DEL Registrable Securities"), in which case Parent shall) offer holders of JLW Registrable Securities the opportunity to register such JLW Registrable Securities in such offering, in accordance with the terms of such offering by in each case giving written notice of such proposed filing to holders of JLW Registrable Securities at least 20 days before the anticipated filing date.

          Section 6.2 Notification; Reduction. (a) The holder of Registrable Securities shall notify Parent promptly (and in no event later than 10 days after notice) of his, her or its desire to include such Registrable Securities in the registration statement. In the event that any registration effected pursuant to this Article VI shall involve, in whole or in part, a firm commitment underwritten public offering of Common Stock, and the managing underwriter of such offering shall be of the opinion that the inclusion of the number of JLW Registrable Securities and the DEL Registrable Securities sought to be included therein would materially and adversely affect the distribution of the securities to be sold, the total number of shares of Common Stock allocable to holders of JLW Registrable Securities and holders of DEL Registrable Securities which such underwriter indicates may be included therein shall be allocated among the holders of JLW Registrable Securities, as a group, and the holders of DEL Registrable Securities, as a group, on the basis of the ratio of the aggregate number of JLW Registrable Securities or DEL Registrable Securities, as owned by such group on the Closing Date, as the case may be, to the aggregate number of JLW Registrable Securities and DEL Registrable Securities owned by both such groups as of the Closing Date; provided that, if either such group does not use its allocation, the remaining shares allocated to such group may be used by the other group and apportioned among the members thereof on a pro rata basis or any other method upon which the Shareholders' Representatives (in the case of the holders of JLW Registrable Securities) or the Parent Employee Directors (in the case of the holders of DEL Registrable Securities) may agree. If the number of JLW Registrable Securities or DEL Registrable Securities requested to be included in such registration statement exceeds either such group's allocation, the available shares shall be apportioned among the members of such group on a pro rata basis (on the basis of the number of JLW Registrable Securities or DEL Registrable Securities, as the case may be, owned by the applicable holders). Notwithstanding the foregoing, the Shareholders' Representatives shall in any event be entitled to reapportion among the holders of JLW Registrable Securities the total number of shares of Common Stock allocated to such holders, which reapportionment, if any, shall be included in a written notice provided to Parent by the Shareholders' Representatives within 10 days after notice of such allocation.

          (b) Notwithstanding anything to the contrary contained in this Article VI, Parent may withdraw any registration statement referred to in this Article VI at any time for any reason without thereby incurring any liability to any other party hereto.

          Section 6.3 Registration Procedures.

          (a) If and when any Registrable Securities are to be registered pursuant to this Article VI, Parent will as expediently as possible:

                  (i)  furnish to the holder of
Registrable Securities such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus), including any supplements thereto, and other documents as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

                 (ii)  use its best efforts to register or
qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the holder of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that Parent shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                (iii)  use its best efforts to list the
Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of Parent is then listed;

                 (iv)  immediately notify the holder of
Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or if it is necessary to amend or supplement such prospectus to comply with the law, in which case the holder of Registrable Securities shall immediately cease delivery of such prospectus and Parent will, at the request of such holder of Registrable Securities, prepare and furnish to such holder of Registrable Securities a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares of Registrable Securities, such prospectus, as amended or supplemented, will comply with the law;

                  (v)  as necessary to satisfy applicable
due diligence requirements, make available for inspection by the holder of Registrable Securities and any attorney, accountant or other agent retained by such holder of Registrable Securities, subject to reasonable agreements regarding confidentiality, financial and other records, pertinent corporate documents and properties of Parent, and cause Parent's officers, directors and employees to supply all information reasonably requested by such holder of Registrable Securities, attorney, accountant or agent, in connection with such registration statement; and

                 (vi)  issue to any underwriter to which
any holder of Registrable Securities may sell such Registrable Securities in connection with any such registrations (and to any direct or indirect transferee of any such underwriter or to such holder of Registrable Securities, if such registered offering is not underwritten) certificates evidencing such Registrable Securities without any legend restricting the transferability of the shares of the holder of Registrable Securities.

          (b) In connection with each registration hereunder, the holder of Registrable Securities will furnish to Parent in writing such information with respect to himself, herself or itself and the proposed distribution by such holder as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

          (c) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, Parent shall give the holder of Registrable Securities and his, her or its counsel and accoun-tants, the opportunity to review such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto.

          (d) In connection with each registration pursuant to this Article VI covering an underwritten public offering, Parent and the holder of Registrable Securities agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of Parent's size and investment stature; provided, however, that the holder of Registrable Securities shall not be required to make any representations, warranties or covenants relating to Parent and that Parent shall make such representations, warranties and covenants.

          Section 6.4 Expenses. (a) All expenses incurred by Parent in complying with this Article VI, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for Parent, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements not to exceed $50,000 for one counsel for all Europe/USA Region Shareholders, Asia Region Shareholders, Australia Region Shareholders and any related holders of JLW Registrable Securities who are participating in such offering, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses."

          (b) Parent will pay all Registration Expenses in accordance with each registration statement under this Article
VI. All Selling Expenses in connection with each registration statement under this Article VI shall be borne by the participating holders in proportion to the number of shares sold by each, or by such participating holders other than Parent (except to the extent Parent shall be a seller) as they may otherwise agree.

          Section 6.5 Indemnification and Contribution. (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to this Article VI, Parent will indemnify and hold harmless the holder of Registrable Securities and each other person, if any, who controls such holder of Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, or other foreign, federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Registrable Securities of such holder of Registrable Securities were registered under the Securities Act pursuant to this Article VI, any preliminary prospectus or final prospectus contained therein, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that Parent will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information pertaining to such holder of Registrable Securities or any such controlling person furnished to Parent by such holder of Registrable Securities or any such controlling person in writing specifically for use in such registration statement or prospectus, and provided further that, in the case of an offering that is not a firm commitment underwritten public offering, with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, such indemnity in this subsection (a) shall not inure to the benefit of any holder of Registrable Securities if the person asserting any such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof did not receive a copy of an amended preliminary prospectus or final prospectus (or final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary prospectus or final prospectus (or final prospectus as amended and supplemented).

          (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to this Article VI, the holder of Registrable Securities will indemnify and hold harmless Parent, each person, if any, who controls Parent within the meaning of the Securities Act, each officer of Parent who signs the registration statement, each director of Parent, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which Parent or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities was registered under the Securities Act pursuant to this Article VI, any preliminary prospectus or final prospectus contained therein, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Parent and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such holder of Registrable Securities will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such holder of Registrable Securities furnished in writing to Parent by such holder of Registrable Securities specifically for use in such registration statement or prospectus, and provided, further, however, that any liability of the holder of Registrable Securities hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such holder of Registrable Securities under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such holder of Registrable Securities from the sale of Registrable Securities covered by such registration statement, net of all Selling Expenses actually borne by such holder of Registrable Securities.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Article VI and shall relieve it only for any liability which it may have to such indemnified party under this Article VI if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Article VI for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with one counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel (limited to one for all indemnified parties) and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right or appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such holder or any such controlling person in circumstances for which indemnification is provided under this Section 6.5, then, and in each such case, Parent and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion that such holder is responsible for the portion represented by the percentage that the public offering price of all Registrable Securities offered by such holder pursuant to the registration statement bears to the public offering price of all securities offered by all sellers (including Parent) pursuant to such registration statement, and that Parent is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of such Registrable Securities offered by him, her or it pursuant to such registration statement net of all Selling Expenses actually borne by such holder of Registrable Securities; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


                          ARTICLE VII

                            GENERAL

          Section 7.1 Specific Enforcement; Other Remedies. Each party hereto (other than Parent) acknowledges and agrees that Parent would be irreparably damaged in the event any of the provisions of this Agreement were not performed by such party in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States (or any state thereof) or country having jurisdiction, in addition to any other remedy to which Parent may be entitled at law or equity.

          Section 7.2 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby (unless such a construction is unreasonable).

          Section 7.3  Headings.  The Article and Section
headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 7.4 Notices. All notices, requests, demands and other communications made under or by reason of the provisions of this Agreement shall be in writing and shall be given by hand-delivery, air courier or telecopier (with a copy also sent by hand delivery or air courier, which shall not alter the time at which the telecopier notice is deemed received), in each case addressed to the party to be notified, in the case of Parent, at the address set forth in the Applicable Joinder Agreement and, in the case of any other party hereto, at the address set forth on the signature page hereto or any Additional Party Signature Page, as applicable, or such other address of a party as such party shall have specified by prior written notice to the other party in accordance with this Section 7.4. Such notices shall be deemed given: at the time personally delivered, if delivered by hand with receipt acknowledged; at the time received if sent certified or registered mail; upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error, if telecopied, and the second business day after timely delivery to the courier, if sent by air courier.

          Section 7.5 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without giving effect to the conflicts-of-law provisions thereof.

          Section 7.6 Jurisdiction. Each of the parties hereto hereby expressly and irrevocably submits to the non-exclusive personal jurisdiction of the United States District Court for the Northern District of Illinois, and to the jurisdiction of any other competent court of the State of Illinois located in the County of Cook (collectively, the "Illinois Courts"), preserving, however, all rights of removal to such federal court under 28 U.S.C. ' 1441, in connection with all disputes arising out of or in connection with this Agreement and agrees not to commence any litigation relating thereto except in such courts; provided that if the aforemen-tioned courts do not have subject matter jurisdiction, then the proceeding shall be brought in any other state or federal court located in the State of Illinois, preserving, however, all rights of removal to such federal court under 28 U.S.C. ' 1441.

Notwithstanding the foregoing, the parties hereto agree that no suit, action or proceeding may be brought in any state court in the State of Illinois unless jurisdiction is unavailable in any federal court in the State of Illinois. Each party hereby waives the right to any other jurisdiction or venue for any litigation arising out of or in connection with this Agreement or the transactions contemplated hereby to which any of them may be entitled by reason of its present or future domicile. Notwithstanding the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Illinois Courts in any other court or jurisdiction.

          Section 7.7  Service of Process.  Each party
irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section
7.6 hereof in any such action or proceeding by giving copies thereof by hand-delivery or air courier to his, her or its address, as specified herein; provided, that the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

          Section 7.8 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, EXCEPT WITH THE WRITTEN CONSENT OF EACH OF THE PARTIES, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          Section 7.9 Entire Agreement. This Agreement, the Applicable Joinder Agreement and the other Operative Agreements constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

          Section 7.10 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns, but this Agreement (or any of the rights hereunder) may not be assigned by any party without the written consent of the other party, except, in the case of the Stockholder, to any Permitted Transferee. Except as provided in Sections 4.1(a)(i), 4.1(a)(ii) and 4.1(d) hereof, no transferee of Voting Securities shall be bound by any provision of this Agreement.

          Section 7.11 Amendment and Modification.  This
Agreement may not be amended, modified or supplemented except by an agreement in writing signed by both of the parties hereto.

          Section 7.12 Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Stockholder, if applicable, the Related JLW Owner and Parent have caused this Agreement to be duly executed as of the day and year first above written.

                              LASALLE PARTNERS
                                INCORPORATED

                              By:
                                 Name:
                                 Title:

 SIGNATURE CONFIRMATION       SHAREHOLDER:


                              Name:
                              Address:

By:
Name:
Title:                        Telephone:
                              Fax:
Dated:


SIGNATURE CONFIRMATION*       RELATED JLW OWNER:


                              Name:
                              Title:
                              Address:
By:
Name:
Title:                        Telephone:
                              Fax:
Dated:

ANNEX A


                ADDITIONAL PARTY SIGNATURE PAGE


          The undersigned hereby executes the Stockholder Agreement, dated as of October [!], 1998 (the "Agreement"), by and among LaSalle Partners Incorporated, a Maryland corporation, the Person named as "Stockholder" on the signature page thereto and, if applicable, the person named as "Related JLW Owner" on the signature page thereto, pursuant to the terms and conditions thereof, authorizes this signature page to be attached to a counterpart of the Agreement and agrees to be bound by the Agreement as if the undersigned had executed the Agreement as a Stockholder on and as of the date thereof.

Dated:




SIGNATURE CONFIRMATION


                              Name:
                              Title (if applicable):
                              Address:
By:
Name:
Title:                        Telephone:
                              Fax:
Dated: